LORD ABBETT GLOBAL FUND

Lord Abbett Developing Local Markets Fund

Supplement dated June 19, 2008 to the

Prospectus dated April 18, 2008

(Class A, B, C, F, I, P, R2, and R3 Shares)

The following subsection replaces the subsection titled “The Funds – Management – Investment Managers – Developing Local Markets Fund” in the Prospectus:

Developing Local Markets Fund.  Jerald M. Lanzotti and Timothy F. Kearney are jointly and primarily responsible for the day-to-day management of the Fund.  Mr. Lanzotti, Partner and Portfolio Manager – Fixed Income – Taxable, joined Lord Abbett in 1996 and has been a member of the team since 1997.  Mr. Kearney, Portfolio Manager – Fixed Income – Taxable, joined Lord Abbett in 2008 and has been a member of the team since 2008.  He was formerly Senior Managing Director – Equity Research and Senior Economist at Bear Stearns.

LORD ABBETT GLOBAL FUND

Lord Abbett Developing Local Markets Fund

Lord Abbett Global Equity Fund

Supplement dated June 19, 2008 to the

Statements of Additional Information dated April 18, 2008

(Class A, B, C, F, I, P, R2, and R3 Shares)

1.              The following subsection replaces the subsection titled “Investment Advisory and Other Services  –  Investment Managers” in the Statements of Additional Information:

Investment Managers

As stated in the Prospectus, Lord Abbett uses a team of investment managers and analysts acting together to manage the investments of each Fund.

Jerald M. Lanzotti and Timothy F. Kearney are primarily and jointly responsible for the day-to-day management of the Developing Local Markets Fund.

Daniel H. Frascarelli and Harold E. Sharon head the Global Equity Fund team are primarily and jointly responsible for the day-to-day management of the Fund.

The following table indicates for each Fund as of December 31, 2007 (or another date, as indicated): (1) the number of other accounts managed by the investment manager who is primarily and/or jointly responsible for the day-to-day management of that Fund within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category.  For each of the categories, a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account.  Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies.  The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles.  Lord Abbett does not manage any hedge funds.  The Other Accounts category encompasses Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by Financial Intermediaries unaffiliated with Lord Abbett.  (The data shown below are approximate.)

Other Accounts Managed (# and Total Assets +)
Fund	Name	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Developing Local Markets Fund	Jerald M. Lanzotti	1 / $10.6	0 / $0.0	0 / $0.0
	Timothy F. Kearney*	0 / $0.0	0 / $0.0	0 / $0.0

Global Equity Fund	Daniel H. Frascarelli	8 / $1,339.4	0 / $0.0	0 / $0.0
	Harold E. Sharon	9 / $4,369.2	0 / $0.0	235 / $40.5

+ Total assets are in millions.

* The amounts shown are as of April 30, 2008.

Conflicts of interest may arise in connection with the investment managers’ management of the investments of the Funds and the investments of the other accounts included in the table above.  Such conflicts may arise with respect to the allocation of investment opportunities among the Funds and other accounts with similar investment objectives and policies.  An investment manager potentially could use information concerning a Fund’s transactions to the advantage of other accounts and to the detriment of the Funds.  To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures.  Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures.  The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett.  In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients, including the Funds.  Moreover, Lord Abbett’s Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information.  Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts.  Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds.  Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers’ management of the investments of the Funds and the investments of the other accounts referenced in the table above.

2.              The following subsection replaces the subsection titled “Investment Advisory and Other Services – Holdings of Investment Managers” in the Statements of Additional Information:

Holdings of Investment Managers

The following table indicates for each Fund the dollar range of shares beneficially owned by each investment manager who is primarily and/or jointly responsible for the day-to-day management of that Fund, as of September 30, 2007 (or another date, as indicated).  This table includes the value of shares beneficially owned by such investment managers through 401(k) plans and certain other plans or accounts, if any.

Dollar Range of Shares in the Funds
Fund	Name	None	$ 1- $ 10,000	$ 10,001- $ 50,000	$ 50,001- $ 100,000	$ 100,001- $ 500,000	$ 500,001- $ 1,000,000	over $ 1,000,000
Developing Local Markets Fund	Jerald M. Lanzotti Timothy F. Kearney*	X		X

Global Equity Fund	Daniel H. Frascarelli				X
	Harold E. Sharon	X

* The amounts shown are as of June 13, 2008.